UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 17, 2026 (June 12, 2026)

ENTERPRISE FINANCIAL SERVICES CORP

(Exact name of registrant as specified in its charter)

Delaware	001-15373	43-1706259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 N. Meramec Avenue, St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(314) 725-5500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EFSC	Nasdaq Global Select Market

Depositary Shares, Each Representing a 1/40th Interest in a Share of 5.00% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	EFSCP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 17, 2026, Enterprise Financial Services Corp (the “Company”) completed the issuance and sale (the “Offering”) of $175,000,000 aggregate principal amount of its 6.25% Fixed-to-Floating Rate Subordinated Notes due 2036 (the “Notes”). The Offering was completed pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-294014) (including a base prospectus) filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2026, as supplemented by the prospectus supplement dated June 12, 2026, and filed with the SEC on June 16, 2026.

In connection with the Offering, the Company entered into an Underwriting Agreement, dated June 12, 2026 (the “Underwriting Agreement”), with Keefe, Bruyette & Woods, Inc. and Raymond James & Associates, Inc., as representatives of the several underwriters listed on Schedule A attached thereto. The Notes were sold at an underwriting discount of 1.25%, resulting in net proceeds to the Company of approximately $172.8 million before deducting expenses of the Offering. The Company intends to use the net proceeds from the Offering for general corporate purposes, which may include repayment or redemption of outstanding indebtedness, the payment of dividends, providing capital to support its organic growth or growth through strategic acquisitions, capital expenditures, financing investments, repurchasing shares of its common stock, and for investments in the Company’s wholly-owned subsidiary, Enterprise Bank & Trust (the “Bank”), as regulatory capital. The Underwriting Agreement contains customary representations, warranties and covenants and includes the terms and conditions for the sale of the Notes in the Offering, indemnification and contribution obligations and other terms and conditions customary in agreements of this type.

The Notes were issued under the Subordinated Indenture, dated as of June 17, 2026 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of June 17, 2026 (the “First Supplemental Indenture”), between the Company and U.S. Bank Trust Company, National Association, as trustee.

From and including the date of issuance to, but excluding, July 1, 2031, or earlier redemption date, the Notes will bear interest at an initial fixed rate of 6.25% per annum, payable semi-annually in arrears on January 1 and July 1 of each year, commencing on January 1, 2027. From and including July 1, 2031 to, but excluding the maturity date, July 1, 2036, or earlier redemption date, the Notes will bear interest at a floating rate per annum equal to a benchmark rate, which is expected to be Three-Month Term SOFR (as defined in the First Supplemental Indenture), plus 232 basis points, payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing on October 1, 2031. Notwithstanding the foregoing, if the benchmark rate is less than zero, then the benchmark rate shall be deemed to be zero.

The Company may, at its option, redeem the Notes (i) in whole or in part beginning on the interest payment date of July 1, 2031, and on any interest payment date thereafter or (ii) in whole but not in part upon the occurrence of a “Tax Event,” a “Tier 2 Capital Event” or the Company becoming required to register as an investment company pursuant to the Investment Company Act of 1940, as amended. The redemption price for any redemption is 100% of the principal amount of the Notes, plus accrued and unpaid interest thereon to, but excluding, the date of redemption. Any redemption of the Notes will be subject to the receipt of the approval of the Board of Governors of the Federal Reserve System to the extent then required under applicable laws or regulations, including capital regulations.

There is no sinking fund for the Notes. The Notes rank junior to all of the Company’s existing and future senior indebtedness. In addition, the Notes are effectively subordinated to any secured indebtedness of the Company to the extent of the value of the assets securing such indebtedness. The Notes are structurally subordinated to all of the existing and future liabilities and obligations of the Company’s subsidiaries, including the deposit liabilities and claims of other creditors of the Bank. The Notes are equal in right of payment with any of the Company’s existing and future subordinated indebtedness. The Notes are the obligations of the Company only and are not obligations of, and are not guaranteed by, any of the Company’s subsidiaries.

The foregoing descriptions of the Underwriting Agreement and the Notes do not purport to be complete and are subject to, and qualified in their entirety by, the full text of (i) the Underwriting Agreement, (ii) the Base Indenture, (iii) the First Supplemental Indenture and (iv) the form of Note, copies of which are attached as Exhibits 1.1, 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of June 12, 2026, by and among Enterprise Financial Services Corp, and Keefe, Bruyette & Woods, Inc. and Raymond James & Associates, Inc., as representatives of the several underwriters listed on Schedule A attached thereto

4.1	Subordinated Indenture, dated as of June 17, 2026, between Enterprise Financial Services Corp and U.S. Bank Trust Company, National Association, as trustee

4.2	First Supplemental Indenture, dated as of June 17, 2026, between Enterprise Financial Services Corp and U.S. Bank Trust Company, National Association, as trustee

4.3	Form of 6.25% Fixed-to-Floating Rate Subordinated Note due 2036 (included in Exhibit 4.2 of this Current Report on Form 8-K)

5.1	Opinion of Holland & Knight LLP

23.1	Consent of Holland & Knight LLP (included in Exhibit 5.1 of this Current Report on Form 8-K)

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE FINANCIAL SERVICES CORP

Date: June 17, 2026	By:	/s/ Troy R. Dumlao
Troy R. Dumlao
Executive Vice President and Chief Accounting Officer

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